         As filed with the Securities and Exchange
                  Commission on March 29, 2002

                                               File No. 333-08153
                                                        811-07707

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                _________________________________

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No. 9                 X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No. 10      X

       ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
       (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672

                     _______________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

                  Copies of Communications to:
                      Patricia A. Poglinco
                       Seward & Kissel LLP
                     One Battery Park Plaza
                  New York, New York 10004

    It is proposed that this filing will become effective (check appropriate box)

    _____immediately upon filing pursuant to paragraph (b)
    __X__on April 1, 2002 pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)(1)
    _____on (date) pursuant to paragraph (a)(1)
    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of rule 485.

    If appropriate, check the following box:

    _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AllianceBernstein                            Prospectus and Application
Funds


                                             April 1, 2002


A family of value-oriented mutual funds.     o  AllianceBernstein Value Fund

                                             o  AllianceBernstein Small Cap
                                                Value Fund

                                             o  AllianceBernstein International
                                                Value Fund

                                             o  AllianceBernstein Global Value
                                                Fund

                                             o  AllianceBernstein Disciplined
                                                Value Fund

                                             o  AllianceBernstein Utility Income
                                                Fund

                                             o  AllianceBernstein Real Estate
                                                Investment Fund


The Securities and Exchange Commission
has not approved or disapproved these
securities or passed upon the adequacy
of this Prospectus. Any representation
to the contrary is a criminal offense.

                                                       AllianceCapital [GRAPHIC]

Investment Products Offered

---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY........................................................   3
AllianceBernstein Value Fund...............................................   4
AllianceBernstein Small Cap Value Fund.....................................   5
AllianceBernstein International Value Fund.................................   6
AllianceBernstein Global Value Fund........................................   7
AllianceBernstein Disciplined Value Fund...................................   8
AllianceBernstein Utility Income Fund......................................   9
AllianceBernstein Real Estate Investment Fund..............................  10
Summary of Principal Risks.................................................  11
Principal Risks by Fund....................................................  12

FEES AND EXPENSES OF THE FUNDS.............................................  13

GLOSSARY...................................................................  15

DESCRIPTION OF THE FUNDS...................................................  15
Investment Objectives and Principal Policies...............................  16
Description of Additional Investment Practices.............................  24
Additional Risk Considerations.............................................  31

MANAGEMENT OF THE FUNDs....................................................  33

PURCHASE AND SALE OF SHARES................................................  34
How The Funds Value Their Shares...........................................  34
How To Buy Shares..........................................................  35

How To Exchange Shares.....................................................  35

How To Sell Shares.........................................................  35


DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  35

DISTRIBUTION ARRANGEMENTS..................................................  36

GENERAL INFORMATION........................................................  37

FINANCIAL HIGHLIGHTS.......................................................  39


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 11.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

     o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and


     o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.


The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Disciplined Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. companies, it may have non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2001)

                                                                  Since
                                                      1 Year    Inception**
                                                      ------    -----------

Class A***       Return Before Taxes                   2.11%      12.08%

                 Return After Taxes
                   on Distributions                    2.08%      11.96%

                 Return After Taxes on
                   Distributions and

                 Sale of Fund Shares                   1.28%       9.72%

Class B          Return Before Taxes                   1.91%      12.88%

Class C          Return Before Taxes                   5.00%      13.70%

S&P 500          (reflects no deduction
Index              for fees, expenses,
                   or taxes)                         -11.88%     -10.50%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date is 12/22/99 for Class A, Class B and Class C shares.

***  After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

                           92             n/a
                           93             n/a
                           94             n/a
                           95             n/a
                           96             n/a
                           97             n/a
                           98             n/a
                           99             n/a
                           00           19.49%
                           01            6.60%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.35%, 2nd quarter, 2001; and
Worst Quarter was down -17.28%, 3rd quarter, 2001.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2001)

                                                                      Since
                                             1 Year      5 Years    Inception**
                                             ------      -------    -----------

Class A***     Return Before Taxes           -22.74%      11.15%       9.47%

               Return After Taxes
                 on Distributions            -23.30%       9.19%       7.46%

               Return After Taxes
                 on Distributions
                 and Sale of
                 Fund Shares                 -13.82%       8.38%       6.88%

Class B        Return Before Taxes           -23.02%      11.32%       9.27%

Class C        Return Before Taxes           -20.68%      11.32%       9.31%

NYSE           (reflects no deduction
Utilities        for fees, expenses,
Index            or taxes)                   -25.13%       4.88%       3.88%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A shares and Class B shares: 10/18/93 and Class C shares: 10/27/93. Since inception index returns are from 10/31/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.

***  After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

                           92             n/a
                           93             n/a
                           94          -10.94%
                           95           22.93%
                           96            8.28%
                           97           30.65%
                           98           24.38%
                           99           18.01%
                           00           14.54%
                           01          -19.30%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.65%, 4th quarter, 1997; and
Worst Quarter was down -10.48%, 3rd quarter, 2001.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk.

Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2001)

                                                                      Since
                                             1 Year      5 Years    Inception**
                                             ------      -------    -----------

Class A***    Return Before Taxes             5.20%       4.03%       7.56%

              Return After Taxes
                on Distributions              3.88%       2.18%       5.68%

              Return After Taxes on
                Distributions and
                Sale of Fund Shares           3.14%       2.26%       5.16%

Class B       Return Before Taxes             4.95%       4.20%       7.68%

Class C       Return Before Taxes             7.94%       4.21%       7.70%

S&P 500       (reflects no deduction
Index           for fees, expenses,
                or taxes)                   -11.88%      10.70%      11.47%

NAREIT        (reflects no deduction
Equity          for fees, expenses,
Index           or taxes)                    13.93%       6.38%       9.16%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates are 10/1/96 for Class A, Class B and Class C shares.

***  After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

                           92             n/a
                           93             n/a
                           94             n/a
                           95             n/a
                           96             n/a
                           97           22.98%
                           98          -20.22
                           99           -6.70%
                           00           26.58%
                           01            9.83%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.55%, 3rd quarter, 1997; and
Worst Quarter was down -12.33%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the AllianceBernstein Funds are subject to industry/sector risk.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Disciplined Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Funds that invest a substantial portion of their assets in fixed-income securities, such as the AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities issued by non-U.S. companies may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. Companies are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

------------------------------------------------------------------------------------------------------------------------------------
                                            Industry/   Capital-   Interest            Derivative    Non-U.S.
                                   Market    Sector      ization     Rate     Credit  and Leverage  Investment  Currency  Management
Fund                                Risk      Risk        Risk       Risk      Risk       Risk         Risk       Risk       Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund          o         o                                o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund                  o         o           o                    o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International Value Fund              o         o           o                    o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund                     o         o           o                    o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund                o         o           o                                                                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Utility Income Fund                   o         o                      o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund                       o         o                      o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                              Class A Shares       Class B Shares       Class C Shares
                                                              --------------       --------------       --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           4.25%                None                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                      None                 4.0%*                1.0% **

Exchange Fee                                                  None                 None                 None

* Class B shares automatically convert to Class A shares after 8 years. The contingent deferred sales charge (CDSC) decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

**   For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Value Fund                             Class A      Class B      Class C
                                     -----------  -----------  -----------

    Management fees                       .75%         .75%          .75%
    Distribution (12b-1) fees             .30%        1.00%         1.00%
    Other expenses                        .69%         .71%          .72%
                                         ----         ----          ----
    Total Fund operating
        expenses                         1.74%        2.46%         2.47%
                                         ====         ====          ====

AllianceBernstein
Small Cap Value Fund                   Class A      Class B      Class C
                                     -----------  -----------  -----------
    Management fees                      1.00%        1.00%         1.00%
    Distribution (12b-1) fees             .30%        1.00%         1.00%

    Other expenses                       1.11%        1.10%         1.40%
                                         ----         ----          ----
    Total Fund operating
        expenses                         2.41%        3.10%         3.40%
                                         ====         ====          ====
    Waiver and/or expense
        reimbursement (b)               (1.01)%      (1.00)%       (1.30)%
                                         ====         ====          ====
    Net expenses                         1.40%        2.10%         2.10%
                                         ====         ====          ====


                                    Examples
--------------------------------------------------------------------------------


                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   594     $   649      $   249      $   350     $   250
After 3 years         $   950     $   967      $   767      $   770     $   770
After 5 years         $ 1,329     $ 1,311      $ 1,311      $ 1,316     $ 1,316
After 10 years        $ 2,389     $ 2,619(a)   $ 2,619(a)   $ 2,806     $ 2,806

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   561     $   613      $   213      $   313     $   213
After 3 years (c)     $ 1,052     $ 1,063      $   863      $   924     $   924
After 5 years (c)     $ 1,568     $ 1,538      $ 1,538      $ 1,658     $ 1,658
After 10 years (c)    $ 2,981     $ 3,180(a)   $ 3,180(a)   $ 3,598     $ 3,598


--------------------------------------------------------------------------------
Please refer to footnotes on page 14.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
International Value Fund                Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                       1.00%         1.00%         1.00%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                        3.81%         5.84%         6.77%
                                         -----         -----         -----
    Total Fund operating
        expenses                          5.11%         7.84%         8.77%
                                         =====         =====         =====

    Waiver and/or expense
        reimbursement (b)                (3.91)%       (5.94)%       (6.87)%
                                         =====         =====         =====
    Net expenses                          1.20%         1.90%         1.90%
                                         =====         =====         =====

AllianceBernstein
Global Value Fund                       Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                       1.00%         1.00%         1.00%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                        6.80%         9.12%        10.33%
                                         -----         -----         -----
    Total Fund operating
        expenses                          8.10%        11.12%        12.33%
                                         =====         =====         =====

    Waiver and/or expense
        reimbursement (b)                (6.60)%       (8.92)%      (10.13)%
                                         =====         =====         =====
    Net expenses                          1.50%         2.20%         2.20%
                                         =====         =====         =====

AllianceBernstein
Disciplined Value Fund                  Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                        .75%          .75%          .75%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                         .83%          .85%          .85%
                                         -----         -----         -----
    Total Fund operating expenses         1.88%         2.60%         2.60%
                                         =====         =====         =====

AllianceBernstein
Utility Income Fund                     Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                        .75%          .75%          .75%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                         .41%          .42%          .42%
                                         -----         -----         -----
    Total Fund operating expenses         1.46%         2.17%         2.17%
                                         =====         =====         =====

AllianceBernstein
Real Estate
Investment Fund                         Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                        .90%          .90%          .90%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                         .58%          .60%          .59%
                                         -----         -----         -----
    Total Fund operating expenses         1.78%         2.50%         2.49%
                                         =====         =====         =====


                                    Examples
--------------------------------------------------------------------------------

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   542     $   593      $   193       $   293    $   193
After 3 years (c)     $ 1,557     $ 1,964      $ 1,764       $ 1,934    $ 1,934
After 5 years (c)     $ 2,569     $ 3,247      $ 3,247       $ 3,546    $ 3,546
After 10 years (c)    $ 5,090     $ 6,178(a)   $ 6,178(a)    $ 7,073    $ 7,073

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   571     $   623      $   223       $   323    $   223
After 3 years (c)     $ 2,127     $ 2,572      $ 2,372       $ 2,576    $ 2,576
After 5 years (c)     $ 3,588     $ 4,265      $ 4,265       $ 4,596    $ 4,596
After 10 years (c)    $ 6,863     $ 7,730(a)   $ 7,730(a)    $ 8,485    $ 8,485

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   608     $   663      $   263       $   363    $   263
After 3 years         $   991     $ 1,008      $   808       $   808    $   808
After 5 years         $ 1,398     $ 1,380      $ 1,380       $ 1,380    $ 1,380
After 10 years        $ 2,532     $ 2,759(a)   $ 2,759(a)    $ 2,934    $ 2,934

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   567     $   620      $   220       $   320    $   220
After 3 years         $   867     $   879      $   679       $   679    $   679
After 5 years         $ 1,189     $ 1,164      $ 1,164       $ 1,164    $ 1,164
After 10 years        $ 2,097     $ 2,323(a)   $ 2,323(a)    $ 2,503    $ 2,503


                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   598     $   653      $   253       $   352    $   252
After 3 years         $   961     $   979      $   779       $   776    $   776
After 5 years         $ 1,348     $ 1,331      $ 1,331       $ 1,326    $ 1,326
After 10 years        $ 2,431     $ 2,659(a)   $ 2,659(a)    $ 2,826    $ 2,826

--------------------------------------------------------------------------------


+    Assumes redemption at the end of period.

++   Assumes no redemption at end of period.


(a)  Assumes Class B shares convert to Class A shares after eight years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares and 3.20% for Class B and C shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES and INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.


Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

     o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

     o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
          (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund

AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.


The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

          o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

          o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

          o Make secured loans of portfolio securities of up to 30% of its total assets; and

          o    Enter into repurchase agreements.

AllianceBernstein Small Cap Value Fund


AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2002, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.


Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.

AllianceBernstein International Value Fund


AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.

AllianceBernstein Global Value Fund


AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.

AllianceBernstein Disciplined Value Fund

AllianceBernstein Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. companies.

The Fund also may:

     o    invest in convertible securities and rights and warrants;

     o for hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

     o for hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

AllianceBernstein Utility Income Fund


AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.


The Fund also may:

     o    invest up to 30% of its net assets in convertible securities;

     o    invest up to 5% of its net assets in rights or warrants;

     o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

     o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

     o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

     o enter into contracts for the purchase or sale for future delivery of fixed-income securities or non-U.S. currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

     o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

     o    purchase or sell forward contracts;

     o enter into interest rate swaps and purchase or sell interest rate caps and floors;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o    make short sales of securities or maintain a short position;

     o make secured loans of portfolio securities of up to 20% of its total assets; and

     o    enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,500 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

     o    invest up to 15% of its net assets in convertible securities;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

     o    invest up to 10% of its net assets in rights or warrants;

     o    make loans of portfolio securities of up to 25% of its total assets;
          and

     o    enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest

(e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities.

AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.


Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Disciplined Value Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Disciplined Value Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Real Estate Investment Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund (other than new Funds that have not completed their first fiscal year) is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund and a substantial portion of the assets of AllianceBernstein Disciplined Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities Issued by Non-U.S. Companies. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities issued by non-U.S. companies may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities issued by non-U.S. companies than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. companies than is available about U.S. issuers.

The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.


Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 142 separate investment portfolios, currently have more than approximately 7.5 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have contracted to pay Alliance, and each of the AllianceBernstein Disciplined Value Fund, the AllianceBernstein Utility Income Fund and the AllianceBernstein Real Estate Investment Fund paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                           Fee as
                                        percentage of
                                        average daily            Fiscal
Fund                                     net assets*           Year Ending
--------                                -------------          -----------
AllianceBernstein Value Fund.......           .75                11/30/01
AllianceBernstein
  Small Cap Value Fund.............          1.00                11/30/01
AllianceBernstein
  International Value Fund.........          1.00                11/30/01
AllianceBernstein
  Global Value Fund................          1.00                11/30/01
AllianceBernstein
  Disciplined Value Fund...........           .75                11/30/01
AllianceBernstein
  Utility Income Fund..............           .75                11/30/01
AllianceBernstein
  Real Estate
Investment Fund....................           .90                11/30/01

* Because the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have not yet completed a full fiscal year of operations, figures for those Funds in this column reflect the contractually agreed fees rather than fees actually paid. Figures in this column for the other Funds reflect fees actually paid during the most recent fiscal year.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------------
AllianceBernstein       Marilyn G. Fedak; since            Chief Investment Officer
Value Fund              inception--Chief Investment        and Chairman of U.S.
                        Officer - U.S. Value Equities      Equity Investment
                        and Executive Vice President       Policy Group at Sanford
                        of ACMC                            C. Bernstein & Co., Inc.
                                                           ("SCB")

                        Steven Pisarkiewicz; since         Chief Investment Officer
                        inception--Senior Portfolio        for Structured Equity
                        Manager and Chairman of            Services at SCB since
                        the Structured Equities            1998; prior thereto,
                        Investment Policy Group of         Senior Portfolio
                        ACMC's Bernstein Investment        Manager for U.S.
                        Research and Management            equities at SCB since
                        unit                               1997; previously, managing
                                                           director of Institutional
                                                           Services at SCB


AllianceBernstein       Andrew Moloff; since               Director of research for
Small Cap               inception--Chief Investment        the Small-Capitalization
Value Fund              Officer - Small and Mid Cap        U.S. Equity Research
                        Value Equities at ACMC             Group at SCB; prior
                                                           thereto, research
                                                           analyst at SCB


AllianceBernstein       Andrew S. Adelson; since           Chief Investment Officer
International           inception--Chief Investment        of International Invest-
Value Fund              Officer of International Value     ment Management
                        Equities and Executive Vice        Services at SCB
                        President of ACMC

                        Kevin F. Simms; since              Director of research
                        inception--Director of             for emerging markets
                        Research for International         equities at SCB since
                        Value and Global Value             1998; prior thereto,
                        Equities at ACMC                   research analyst at
                                                           SCB

AllianceBernstein       Andrew S. Adelson; since           (see above)
Global Value Fund       inception--(see above)

                        Kevin F. Simms; since              (see above)
                        inception--(see above)

                        Seth J. Masters--Chief             Chief Investment Officer
                        Investment Officer for             for Emerging Markets
                        Emerging Markets Value             Value Equities at SCB
                        Equities at ACMC

AllianceBernstein       Paul Rissman; since inception                *
Disciplined Value       --Senior Vice President of
Fund                    ACMC

                        Frank Caruso; since inception                *
                        --Senior Vice President of
                        ACMC

AllianceBernstein       Paul Rissman; since 1996--                   *
Utility Income Fund     (see above)


AllianceBernstein       Daniel G. Pine; since 1996--                 *
Real Estate             Senior Vice President of ACMC
Investment Fund
                        David Kruth; since 1997--          Associated with Alliance
                        Vice President of ACMC             since 1997; prior
                                                           thereto, Senior Vice
                                                           President of Yarmouth
                                                           Group


--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:


     o    Initial:                                  $1,000


     o    Subsequent:                                 $ 50

     o    Automatic Investment Program:               $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

     o    Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     -- Send a signed letter of instruction or stock power form, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

     -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

     -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

     -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S. income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                                      Commission
                                         Initial Sales Charge         to Dealer/
                                                                       Agent as
                                      As % of           As % of          % of
                                    Net Amount         Offering        Offering
Amount Purchased                     Invested            Price           Price
--------------------------------------------------------------------------------
Up to $100,000                         4.44%              4.25%          4.00%
$100,000 up to $250,000                3.36               3.25           3.00
$250,000 up to $500,000                2.30               2.25           2.00
$500,000 up to $1,000,000              1.78               1.75           1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The varies depending on the number of years you hold the shares. The CDSC amounts are:

            Years Since Purchase                         CDSC
            First                                        4.0%
            Second                                       3.0%
            Third                                        2.0%
            Fourth                                       1.0%
            Fifth                                        None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                                 Rule 12b-1 Fee (As a Percentage of
                                 Aggregate Average Daily Net Assets)
Class A                                            .30%
Class B                                           1.00%
Class C                                           1.00%


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.


Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Utility Income, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                   Income from Investment Operations
                                       --------------------------------------------------------
                                                                   Net Gains or
                                        Net Asset       Net         Losses on
                                         Value,      Investment     Securities       Total from
                                       Beginning       Income     (both realized     Investment
    Fiscal Year or Period              of Period       (Loss)     and unrealized)    Operations
    ---------------------              ---------       ------     ---------------    ----------
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $  .06(b)(c)      $  .20           $  .26
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $  .01(b)(c)      $  .21           $  .22
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $  .00(b)(c)      $  .21           $  .21

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $  .09(b)(c)      $ 1.28           $ 1.37
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $  .04(b)(c)      $ 1.29           $ 1.33
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $  .04(b)(c)      $ 1.27           $ 1.31

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $  .04(b)(c)      $ (.40)          $ (.36)
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $  .00(b)(c)      $ (.38)          $ (.38)
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $  .00(b)(c)      $ (.40)          $ (.40)

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $ (.02)(b)(c)     $ (.34)          $ (.36)
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $ (.06)(b)(c)     $ (.35)          $ (.41)
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $ (.06)(b)(c)     $ (.33)          $ (.39)

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 ...............  $11.42     $ (.07)(b)(c)     $ 1.82           $ 1.75
    12/22/99+ to 11/30/00 .............   10.00       (.03)(b)(c)       1.45             1.42
    Class B
    Year ended 11/30/01 ...............  $11.36     $ (.16)(b)(c)     $ 1.81           $ 1.65
    12/22/99+ to 11/30/00 .............   10.00       (.11)(b)(c)       1.47             1.36
    Class C
    Year ended 11/30/01 ...............  $11.34     $ (.16)(b)(c)     $ 1.82           $ 1.66
    12/22/99+ to 11/30/00 .............   10.00       (.12)(b)(c)       1.46             1.34

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 ...............  $17.90     $  .23(b)         $(2.88)          $(2.65)
    Year ended 11/30/00 ...............   16.91       1.40(b)            .85             2.25
    Year ended 11/30/99 ...............   14.68        .36(b)(c)        2.53             2.89
    Year ended 11/30/98 ...............   12.48        .30(b)(c)        2.69             2.99
    Year ended 11/30/97 ...............   10.59        .32(b)(c)        2.04             2.36

    Class B
    Year ended 11/30/01 ...............  $17.72     $  .11(b)         $(2.84)          $(2.73)
    Year ended 11/30/00 ...............   16.80       1.30(b)            .81             2.11
    Year ended 11/30/99 ...............   14.62        .25(b)(c)        2.52             2.77
    Year ended 11/30/98 ...............   12.46        .21(b)(c)        2.67             2.88
    Year ended 11/30/97 ...............   10.57        .25(b)(c)        2.04             2.29

    Class C
    Year ended 11/30/01 ...............  $17.74     $  .11(b)         $(2.84)          $(2.73)
    Year ended 11/30/00 ...............   16.82       1.30(b)            .81             2.11
    Year ended 11/30/99 ...............   14.65        .25(b)(c)        2.51             2.76
    Year ended 11/30/98 ...............   12.47        .21(b)(c)        2.69             2.90
    Year ended 11/30/97 ...............   10.59        .25(b)(c)        2.03             2.28

                                                        Less Dividends and Distributions
                                         -------------------------------------------------------------------
                                                                 Distributions
                                         Dividends                 in Excess                   Distributions
                                          from Net                   of Net     Distributions    in Excess
                                         Investment   Tax Return   Investment   from Capital    of Capital
    Fiscal Year or Period                  Income     of Capital     Income         Gains          Gains
    ---------------------                  ------     ----------     ------         -----          -----
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 ...............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ (.08)
    12/22/99+ to 11/30/00 .............      0.00         0.00         0.00          0.00            0.00
    Class B
    Year ended 11/30/01 ...............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ (.08)
    12/22/99+ to 11/30/00 .............      0.00         0.00         0.00          0.00            0.00
    Class C
    Year ended 11/30/01 ...............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ (.08)
    12/22/99+ to 11/30/00 .............      0.00         0.00         0.00          0.00            0.00

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 ...............    $ (.97)      $ (.11)      $ 0.00        $ 0.00          $ 0.00
    Year ended 11/30/00 ...............      (.32)        0.00         0.00          (.94)           0.00
    Year ended 11/30/99 ...............      (.32)        0.00         0.00          (.34)           0.00
    Year ended 11/30/98 ...............      (.32)        0.00         0.00          (.47)           0.00
    Year ended 11/30/97 ...............      (.34)        0.00         0.00          (.13)           0.00

    Class B
    Year ended 11/30/01 ...............    $ (.90)      $ (.11)      $ 0.00        $ 0.00            0.00
    Year ended 11/30/00 ...............      (.25)        0.00         0.00          (.94)           0.00
    Year ended 11/30/99 ...............      (.25)        0.00         0.00          (.34)           0.00
    Year ended 11/30/98 ...............      (.25)        0.00         0.00          (.47)           0.00
    Year ended 11/30/97 ...............      (.27)        0.00         0.00          (.13)           0.00

    Class C
    Year ended 11/30/01 ...............    $ (.90)      $ (.11)      $ 0.00        $ 0.00            0.00
    Year ended 11/30/00 ...............      (.25)        0.00         0.00          (.94)           0.00
    Year ended 11/30/99 ...............      (.25)        0.00         0.00          (.34)           0.00
    Year ended 11/30/98 ...............      (.25)        0.00         0.00          (.47)           0.00
    Year ended 11/30/97 ...............      (.27)        0.00         0.00          (.13)           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 42 and 43.

                                       Less
                                   Distributions
                                  --------------
                                                    Net Asset
                                  Total Dividends    Value,
                                        and          End of
                                   Distributions     Period    Total Return (a)
                                   -------------     ------    ----------------
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $  10.26         2.60%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $  10.22         2.20%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $  10.21         2.10%

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $  11.37        13.70%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $  11.33        13.30%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $  11.31        13.10%

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.64        (3.60)%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.62        (3.80)%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.60        (4.00)%

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.64        (3.60)%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.59        (4.10)%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.61        (3.90)%

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 .........    $   (.08)      $  13.09        15.40%
    12/22/99+ to 11/30/00 .......        0.00          11.42        14.20
    Class B
    Year ended 11/30/01 .........    $   (.08)      $  12.93        14.60%
    12/22/99+ to 11/30/00 .......        0.00          11.36        13.60
    Class C
    Year ended 11/30/01 .........    $   (.08)      $  12.92        14.71%
    12/22/99+ to 11/30/00 .......        0.00          11.34        13.40

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 .........    $  (1.08)      $  14.17       (15.75)%
    Year ended 11/30/00 .........       (1.26)         17.90        14.14
    Year ended 11/30/99 .........        (.66)         16.91        20.27
    Year ended 11/30/98 .........        (.79)         14.68        24.99
    Year ended 11/30/97 .........        (.47)         12.48        23.10

    Class B
    Year ended 11/30/01 .........    $  (1.01)      $  13.98       (16.38)%
    Year ended 11/30/00 .........       (1.19)         17.72        13.32
    Year ended 11/30/99 .........        (.59)         16.80        19.45
    Year ended 11/30/98 .........        (.72)         14.62        24.02
    Year ended 11/30/97 .........        (.40)         12.46        22.35

    Class C
    Year ended 11/30/01 .........    $  (1.01)      $  14.00       (16.36)%
    Year ended 11/30/00 .........       (1.19)         17.74        13.30
    Year ended 11/30/99 .........        (.59)         16.82        19.34
    Year ended 11/30/98 .........        (.72)         14.65        24.16
    Year ended 11/30/97 .........        (.40)         12.47        22.21

                                                           Ratios/Supplemental Data
                                     ------------------------------------------------------------------
                                                          Ratio of        Ratio of Net
                                     Net Assets, End     Expenses to     Income (Loss)
                                        of Period          Average         to Average      Portfolio
                                     (000's omitted)     Net Assets        Net Assets     Turnover Rate
                                     ---------------     ----------        ----------     -------------
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $ 59,437         1.71%*(d)          .79%*(c)           14%
    Class B
    3/29/01+ to 11/30/01 ........        $ 88,579         2.42%*(d)          .08%*(c)           14%
    Class C
    3/29/01+ to 11/30/01 ........        $ 38,661         2.43%*(d)          .06%*(c)           14%

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $ 34,883         1.53%*(d)         1.29%*(c)           15%
    Class B
    3/29/01+ to 11/30/01 ........        $ 56,538         2.23%*(d)          .60%*(c)           15%
    Class C
    3/29/01+ to 11/30/01 ........        $ 25,437         2.31%*(d)          .50%*(c)           15%

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $  3,990         1.44%*(d)          .62%*(c)           11%
    Class B
    3/29/01+ to 11/30/01 ........        $  2,220         2.19%*(d)         (.05)%*(c)          11%
    Class C
    3/29/01+ to 11/30/01 ........        $  1,582         2.23%*(d)          .03%*(c)           11%

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $  5,923         2.44%*(d)         (.27)%*(c)          14%
    Class B
    3/29/01+ to 11/30/01 ........        $  1,916         3.14%*(d)         (.91)%*(c)          14%
    Class C
    3/29/01+ to 11/30/01 ........        $    997         3.15%*(d)         (.89)%*(c)          14%

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 .........        $ 76,617         1.85%(d)          (.55)%(c)          299%
    12/22/99+ to 11/30/00 .......          14,583         2.50(d)*          (.33)*(c)          249
    Class B
    Year ended 11/30/01 .........        $ 98,204         2.55%(d)          (1.28)%(c)         299%
    12/22/99+ to 11/30/00 .......           2,597         3.20(d)*          (1.08)*(c)         249
    Class C
    Year ended 11/30/01 .........        $ 35,790         2.56%(d)          (1.28)%(c)         299%
    12/22/99+ to 11/30/00 .......           2,525         3.20(d)*          (1.08)*(c)         249

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 .........        $ 73,487         1.46%             1.38%               21%
    Year ended 11/30/00 .........          52,172         1.46              8.08                24
    Year ended 11/30/99 .........          29,841         1.50(d)           2.26                19
    Year ended 11/30/98 .........           9,793         1.50(d)           2.23                16
    Year ended 11/30/97 .........           4,117         1.50(d)           2.89                37

    Class B
    Year ended 11/30/01 .........        $181,338         2.17%              .67%               21%
    Year ended 11/30/00 .........         142,975         2.18              7.63                24
    Year ended 11/30/99 .........          80,806         2.20(d)           1.55                19
    Year ended 11/30/98 .........          33,550         2.20(d)           1.56                16
    Year ended 11/30/97 .........          14,782         2.20(d)           2.27                37

    Class C
    Year ended 11/30/01 .........        $ 49,259         2.17%              .68%               21%
    Year ended 11/30/00 .........          34,253         2.18              7.64                24
    Year ended 11/30/99 .........          20,605         2.20(d)           1.56                19
    Year ended 11/30/98 .........           7,298         2.20(d)           1.54                16
    Year ended 11/30/97 .........           3,413         2.20(d)           2.27                37

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 42 and 43.

                                                   Income from Investment Operations
                                       --------------------------------------------------------
                                                                   Net Gains or
                                        Net Asset       Net         Losses on
                                         Value,      Investment     Securities       Total from
                                       Beginning       Income     (both realized     Investment
    Fiscal Year or Period              of Period       (Loss)     and unrealized)    Operations
    ---------------------              ---------       ------     ---------------    ----------
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ............     $10.70     $  .32(b)         $  .97           $ 1.29
    9/1/00 to 11/30/00++ ...........      10.85        .13(b)           (.13)            0.00
    Year ended 8/31/00 .............      10.19        .37(b)            .89             1.26
    Year ended 8/31/99 .............      10.47        .46(b)           (.06)             .40
    Year ended 8/31/98 .............      12.80        .52(b)          (2.33)           (1.81)
    10/1/96+ to 8/31/97 ............      10.00        .30(b)           2.88             3.18

    Class B
    Year ended 11/30/01 ............     $10.68     $  .28(b)         $  .93           $ 1.21
    9/1/00 to 11/30/00++ ...........      10.84        .11(b)           (.14)            (.03)
    Year ended 8/31/00 .............      10.17        .30(b)            .89             1.19
    Year ended 8/31/99 .............      10.44        .38(b)           (.05)             .33
    Year ended 8/31/98 .............      12.79        .42(b)          (2.33)           (1.91)
    10/1/96+ to 8/31/97 ............      10.00        .23(b)           2.89             3.12

    Class C
    Year ended 11/30/01 ............     $10.69     $  .28(b)         $  .94           $ 1.22
    9/1/00 to 11/30/00++ ...........      10.85        .11(b)           (.14)            (.03)
    Year ended 8/31/00 .............      10.17        .29(b)            .91             1.20
    Year ended 8/31/99 .............      10.44        .38(b)           (.05)             .33
    Year ended 8/31/98 .............      12.79        .42(b)          (2.33)           (1.91)
    10/1/96+ to 8/31/97 ............      10.00        .23(b)           2.89             3.12

                                                    Less Dividends and Distributions
                                         ----------------------------------------------------
                                                                 Distributions
                                         Dividends                 in Excess
                                          from Net                   of Net     Distributions
                                         Investment   Tax Return   Investment   from Capital
    Fiscal Year or Period                  Income     of Capital     Income         Gains
    ---------------------                  ------     ----------     ------         -----
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ............       $ (.32)      $ (.20)      $ 0.00        $ 0.00
    9/1/00 to 11/30/00++ ...........         (.10)        (.05)        0.00          0.00
    Year ended 8/31/00 .............         (.42)        (.18)        0.00          0.00
    Year ended 8/31/99 .............         (.46)        (.02)        (.10)         (.10)
    Year ended 8/31/98 .............         (.51)        0.00         0.00          (.01)
    10/1/96+ to 8/31/97 ............         (.30)        (.08)        0.00          0.00

    Class B
    Year ended 11/30/01 ............       $ (.28)      $ (.17)      $ 0.00        $ 0.00
    9/1/00 to 11/30/00++ ...........         (.09)        (.04)        0.00          0.00
    Year ended 8/31/00 .............         (.36)        (.16)        0.00          0.00
    Year ended 8/31/99 .............         (.38)        (.02)        (.10)         (.10)
    Year ended 8/31/98 .............         (.43)        0.00         0.00          (.01)
    10/1/96+ to 8/31/97 ............         (.24)        (.09)        0.00          0.00

    Class C
    Year ended 11/30/01 ............       $ (.28)      $ (.17)      $ 0.00        $ 0.00
    9/1/00 to 11/30/00++ ...........         (.09)        (.04)        0.00          0.00
    Year ended 8/31/00 .............         (.36)        (.16)        0.00          0.00
    Year ended 8/31/99 .............         (.38)        (.02)        (.10)         (.10)
    Year ended 8/31/98 .............         (.43)        0.00         0.00          (.01)
    10/1/96+ to 8/31/97 ............         (.25)        (.08)        0.00          0.00


--------------------------------------------------------------------------------
+    Commencement of operations.

++   Change in fiscal year end.

*    Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b)  Based on average shares outstanding.


(c)  Net of fee waiver and expense reimbursement.

                                              Less
                                          Distributions
                                         --------------
                                                           Net Asset
                                         Total Dividends    Value,
                                               and          End of
                                          Distributions     Period    Total Return (a)
                                          -------------     ------    ----------------
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ...............     $   (.52)      $  11.47         12.33%
    9/1/00 to 11/30/00++ ..............         (.15)         10.70          (.05)
    Year ended 8/31/00 ................         (.60)         10.85         13.46
    Year ended 8/31/99 ................         (.68)         10.19          3.86
    Year ended 8/31/98 ................         (.52)         10.47        (14.90)
    10/1/96+ to 8/31/97 ...............         (.38)         12.80         32.24

    Class B
    Year ended 11/30/01 ...............     $   (.45)      $  11.44         11.53%
    9/1/00 to 11/30/00++ ..............         (.13)         10.68          (.31)
    Year ended 8/31/00 ................         (.52)         10.84         12.68
    Year ended 8/31/99 ................         (.60)         10.17          3.20
    Year ended 8/31/98 ................         (.44)         10.44        (15.56)
    10/1/96+ to 8/31/97 ...............         (.33)         12.79         31.49

    Class C
    Year ended 11/30/01 ...............     $   (.45)      $  11.46         11.62%
    9/1/00 to 11/30/00++ ..............         (.13)         10.69          (.31)
    Year ended 8/31/00 ................         (.52)         10.85         12.78
    Year ended 8/31/99 ................         (.60)         10.17          3.20
    Year ended 8/31/98 ................         (.44)         10.44        (15.56)
    10/1/96+ to 8/31/97 ...............         (.33)         12.79         31.49

                                                                   Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                                  Ratio of        Ratio of Net
                                             Net Assets, End     Expenses to     Income (Loss)
                                                of Period          Average         to Average      Portfolio
                                             (000's omitted)     Net Assets        Net Assets     Turnover Rate
                                             ---------------     ----------        ----------     -------------
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ...............          $ 22,422         1.78%             2.84%              40%
    9/1/00 to 11/30/00++ ..............            20,940         1.87*             4.98*               6
    Year ended 8/31/00 ................            22,221         1.71              3.81               26
    Year ended 8/31/99 ................            35,299         1.58              4.57               29
    Year ended 8/31/98 ................            51,214         1.55              3.87               23
    10/1/96+ to 8/31/97 ...............            37,638         1.77*(d)(e)       2.73*              20

    Class B
    Year ended 11/30/01 ...............          $ 98,014         2.50%             2.53%              40%
    9/1/00 to 11/30/00++ ..............           108,711         2.57*             4.22*               6
    Year ended 8/31/00 ................           113,542         2.41              3.13               26
    Year ended 8/31/99 ................           168,741         2.31              3.82               29
    Year ended 8/31/98 ................           268,856         2.26              3.16               23
    10/1/96+ to 8/31/97 ...............           186,802         2.44*(d)(e)       2.06*              20

    Class C
    Year ended 11/30/01 ...............          $ 34,699         2.49%             2.50%              40%
    9/1/00 to 11/30/00++ ..............            33,463         2.58*             4.21*               6
    Year ended 8/31/00 ................            34,217         2.40              3.02               26
    Year ended 8/31/99 ................            44,739         2.30              3.77               29
    Year ended 8/31/98 ................            69,575         2.26              3.15               23
    10/1/96+ to 8/31/97 ...............            42,719         2.43*(d)          2.06*              20

--------------------------------------------------------------------------------
(d) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                                        1997         1998         1999          2000           2001
                                                        -----        -----        -----         -----          -----
AllianceBernstein Value Fund
          Class A                                         --           --           --            --           1.74%*
          Class B                                         --           --           --            --           2.46%*
          Class C                                         --           --           --            --           2.47%*
AllianceBernstein Small Cap Value Fund
          Class A                                         --           --           --            --           2.41%*
          Class B                                         --           --           --            --           3.10%*
          Class C                                         --           --           --            --           3.40%*
AllianceBernstein International Value Fund
          Class A                                         --           --           --            --           5.11%*
          Class B                                         --           --           --            --           7.84%*
          Class C                                         --           --           --            --           8.77%*
AllianceBernstein Global Value Fund
          Class A                                         --           --           --            --           8.10%*
          Class B                                         --           --           --            --          11.12%*
          Class C                                         --           --           --            --          12.33%*
AllianceBernstein Disciplined Value Fund
          Class A                                         --           --           --           9.25%*        1.88%
          Class B                                         --           --           --           8.16%*        2.60%
          Class C                                         --           --           --          10.14%*        2.60%
AllianceBernstein Utility Income Fund
          Class A                                        3.55%        2.48%        1.73%          --            --
          Class B                                        4.28%        3.21%        2.44%          --            --
          Class C                                        4.28%        3.22%        2.44%          --            --
AllianceBernstein Real Estate Investment Fund
          Class A                                        1.79%*        --           --            --            --
          Class B                                        2.45%*        --           --            --            --
          Class C                                        2.45%*        --           --            --            --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


                                                        1997         1998         1999          2000          2001
                                                        -----        -----        -----         -----         -----
AllianceBernstein Real Estate Investment Fund
          Class A                                        1.77%         --           --            --            --
          Class B                                        2.43%         --           --            --            --
          Class C                                        2.42%         --           --            --            --

For more information about the Funds, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       c/o Alliance Global Investor Services, Inc.
               P.O. Box 1520
               Secaucus, NJ 07096-1520

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                          SEC File No.
----                                                          ------------
AllianceBernstein Value Fund                                   811-10221
AllianceBernstein Small Cap Value Fund                         811-10221
AllianceBernstein International Value Fund                     811-10221
AllianceBernstein Global Value Fund                            811-10221
AllianceBernstein Disciplined Value Fund                       811-09687
AllianceBernstein Utility Income Fund                          811-07916
AllianceBernstein Real Estate Investment Fund                  811-07707

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

[LOGO]
AllianceBernstein                           Advisor Class Prospectus and
Funds                                       Application



A family of value-oriented mutual funds.    April 1, 2002


                               --  AllianceBernstein Value Fund
                               --  AllianceBernstein Small Cap Value Fund
                               --  AllianceBernstein International Value Fund
                               --  AllianceBernstein Global Value Fund
                               --  AllianceBernstein Utility Income Fund
                               --  AllianceBernstein Real Estate Investment Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                          AllianceCapital [LOGO]

Investment Products Offered
---------------------------
- Are Not FDIC Insured
- May Lose Value
- Are Not Bank Guaranteed
---------------------------

                       TABLE OF CONTENTS
------------------------------------------------------------

                                                        Page
   RISK/RETURN SUMMARY...............................     3
   AllianceBernstein Value Fund......................     4
   AllianceBernstein Small Cap Value Fund............     5
   AllianceBernstein International Value Fund........     6
   AllianceBernstein Global Value Fund...............     7
   AllianceBernstein Utility Income Fund.............     8
   AllianceBernstein Real Estate Investment Fund.....     9
   Summary of Principal Risks........................    10
   Principal Risks by Fund...........................    11

   FEES AND EXPENSES OF THE FUNDS....................    12

   GLOSSARY..........................................    14

   DESCRIPTION OF THE FUNDS..........................    14

   Investment Objectives and Principal Policies......    15
   Description of Additional Investment Practices....    22
   Additional Risk Considerations....................    29

   MANAGEMENT OF THE FUNDS...........................    32

   PURCHASE AND SALE OF SHARES.......................    33

   How The Funds Value Their Shares..................    33
   How To Buy Shares.................................    33
   How To Exchange Shares............................    33
   How To Sell Shares................................    33

   DIVIDENDS, DISTRIBUTIONS AND TAXES................    34

   CONVERSION FEATURE................................    35


   GENERAL INFORMATION...............................    35

   FINANCIAL HIGHLIGHTS..............................    35


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 10.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

     o how the Fund's average annual returns, before and after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and


     o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES and risks:


The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.


The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2001)
                                                                 Since
                                           1 Year     5 Years  Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes            -19.12%    12.50%    13.42%
Class**     Return After Taxes
              on Distributions             -19.76%    10.42%    11.25%
            Return After Taxes
              on Distributions
              and Sale of
              Fund Shares                  -11.61%     9.47%    10.21%
NYSE        (reflects no deduction
Utilities     for fees, expenses,
Index         or taxes)                    -25.13%     4.88%     5.34%

*    Advisor Class shares inception date is 10/1/96.

**   After-tax returns:

     -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The following chart shows the annual returns for the Advisor Class shares.

  THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.

                              Calendar Year End
92     93     94     95     96       97       98       99       00       01
---    ---    ---    ---    ---    ------   ------   ------   ------   ------
n/a    n/a    n/a    n/a    n/a    31.16%   24.83%   18.41%   14.91%   -19.12%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.63%, 4th quarter, 1997; and
Worst Quarter was down -10.39%, 3rd quarter, 2001.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2001)
                                                                 Since
                                           1 Year     5 Years  Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes             10.04%     5.24%     8.78%
Class**     Return After Taxes
              on Distributions               8.51%     3.25%     6.74%
            Return After Taxes
              on Distributions
              and Sale of
              Fund Shares                    6.08%     3.16%     6.09%
S&P 500     (reflects no deduction
Index         for fees, expenses,
              or taxes)                    -11.88%    10.70%    11.47%

NAREIT      (reflects no deduction
Equity        for fees, expenses,
Index         or taxes)                     13.93%     6.38%     9.16%

*    Advisor Class shares inception date is 10/1/96.

**   After-tax returns:

     -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The following chart shows the annual returns for the Advisor Class shares.

  THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.

                              Calendar Year End
92     93     94     95     96       97       98       99       00       01
---    ---    ---    ---    ---    ------   ------   ------   ------   ------
n/a    n/a    n/a    n/a    n/a    23.27%   -20.05%  -6.39%   27.16%   10.04%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.51%, 3rd quarter, 1997; and
Worst Quarter was down -12.33%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the AllianceBernstein Funds are subject to industry/sector risk.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Funds that invest a substantial portion of their assets in fixed-income securities, such as the AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities issued by non-U.S. companies may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. companies are subject to this risk, including, in particular,

AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------------------------------------------------------
                                           Industry/  Capital-  Interest            Derivative    Non-U.S.
                                  Market    Sector    ization     Rate     Credit  and Leverage  Investment  Currency  Management
Fund                               Risk      Risk      Risk       Risk      Risk       Risk        Risk        Risk       Risk
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund         o         o                             o          o            o           o          o
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund                 o         o         o                   o          o            o           o          o
AllianceBernstein
International Value Fund             o         o         o                   o          o            o           o          o
AllianceBernstein
Global Value Fund                    o         o         o                   o          o            o           o          o
AllianceBernstein
Utility Income Fund                  o         o                   o         o                                              o
AllianceBernstein Real Estate
Investment Fund                      o         o                   o         o                                              o

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                           Advisor Class Shares
                                                           -------------------
Maximum Front-end or Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                        Operating Expenses                                                     Examples
            -----------------------------------------                          -----------------------------------------
            AllianceBernstein
            Value Fund
            Management fees                         .75%                       After 1 year                      $   147
            Distribution (12b-1) fees              None                        After 3 years                     $   456
            Other expenses                          .69%                       After 5 years                     $   787
                                                  -----
            Total Fund operating expense           1.44%                       After 10 years                    $ 1,724
                                                  =====
            AllianceBernstein
            Small Cap Value Fund
            Management fees                        1.00%                       After 1 year                      $   112
            Distribution (12b-1) fees              None                        After 3 years (b)                 $   542
            Other expenses                         1.01%                       After 5 years (b)                 $   999
                                                  -----
            Total Fund operating expense           2.01%                       After 10 years (b)                $ 2,265
                                                  -----
            Waiver and/or expense reimbursement(a) (.91)%
                                                  -----
            Net expenses                           1.10%
                                                  =====
            AllianceBernstein
            International Value Fund
            Management fees                        1.00%                       After 1 year                      $    92
            Distribution (12b-1) fees              None                        After 3 years (b)                 $   575
            Other expenses                         1.26%                       After 5 years (b)                 $ 1,086
                                                  -----
            Total Fund operating expenses          2.26%                       After 10 years (b)                $ 2,489
                                                  -----
            Waiver and/or expense reimbursement(a)(1.36)%
                                                  -----
            Net expenses                            .90%
                                                  =====
            AllianceBernstein
            Global Value Fund
            Management fees                        1.00%                       After 1 year                      $   122
            Distribution (12b-1) fees              None                        After 3 years(b)                  $ 1,987
            Other expenses                         8.39%                       After 5 years(b)                  $ 3,692
                                                  -----
            Total Fund operating expenses          9.39%                       After 10 years(b)                 $ 7,340
                                                  -----
            Waiver and/or expense reimbursement(a)(8.19)%
                                                  -----
            Net expenses                           1.20%
                                                  =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 13.

                        Operating Expenses                                                     Examples
            -----------------------------------------                          -----------------------------------------
            AllianceBernstein
            Utility Income Fund

            Management fees                         .75%                       After 1 year                      $   118
            Distribution (12b-1) fees              None                        After 3 years                     $   368
            Other expenses                          .41%                       After 5 years                     $   638
                                                  -----
            Total Fund operating expenses          1.16%                       After 10 years                    $ 1,409
                                                  =====

            AllianceBernstein
            Real Estate
            Investment Fund
            Management fees                         .90%                       After 1 year                      $   151
            Distribution (12b-1) fees              None                        After 3 years                     $   468
            Other expenses                          .58%                       After 5 years                     $   808
                                                  -----
            Total Fund operating expenses          1.48%                       After 10 years                    $ 1,768
                                                  =====

(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.20% or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(b) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES and INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.


Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

     o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.


     o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

     o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
          (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund
AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.


The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein Small Cap Value Fund
AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2002, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.


Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein International Value Fund
AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein Global Value Fund
AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein Utility Income Fund

AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

     o    invest up to 30% of its net assets in convertible securities;

     o    invest up to 5% of its net assets in rights or warrants;

     o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

     o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

     o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

     o enter into contracts for the purchase or sale for future delivery of fixed-income securities or non-U.S. currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

     o purchase and write call and put options on currencies traded on U.S. and non-U.S. exchanges or over-the-counter for hedging purposes;

     o    purchase or sell forward contracts;

     o enter into interest rate swaps and purchase or sell interest rate caps and floors;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o    make short sales of securities or maintain a short position;

     o make secured loans of portfolio securities of up to 20% of its total assets; and

     o    enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,500 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

     o    invest up to 15% of its net assets in convertible securities;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

     o    invest up to 10% of its net assets in rights or warrants;

     o    make loans of portfolio securities of up to 25% of its total assets;
          and

     o    enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.


Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AlllianceBernstein Value Fund, AlllianceBernstein Small Cap Value Fund, AlllianceBernstein International Value Fund, AlllianceBernstein Global Value Fund and AllianceBernstein Real Estate Investment Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund (other than new Funds that have not completed their first fiscal year) is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities Issued by Non-U.S. Companies. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities issued by non-U.S. companies may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities issued by non-U.S. companies than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. companies than is available about U.S. issuers.


The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.


Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.


Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 142 separate investment portfolios, currently have more than approximately 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have contracted to pay Alliance, and each of the AllianceBernstein Utility Income Fund and the AllianceBernstein Real Estate Investment Fund paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                         Fee as
                                      percentage of
                                      average daily          Fiscal
Fund                                   net assets*         Year Ending
--------                             --------------       ------------
AllianceBernstein Value Fund .....        .75               11/30/01
AllianceBernstein
  Small Cap Value Fund............       1.00               11/30/01
AllianceBernstein
  International Value Fund .......       1.00               11/30/01
AllianceBernstein
  Global Value Fund...............       1.00               11/30/01
AllianceBernstein
  Utility Income Fund.............        .75               11/30/01
AllianceBernstein
  Real Estate
  Investment Fund.................        .90               11/30/01

--------------------------------------------------------------------------------
* Because the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have not yet completed a full fiscal year of operations, figures for those Funds in this column reflect the contractually agreed fees rather than fees actually paid. Figures in this column for the other Funds reflect fees actually paid during the most recent fiscal year.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                       Principal Occupation
                                                       During the Past
Fund                Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------
AllianceBernstein   Marilyn G. Fedak; since            Chief Investment Officer
Value Fund          inception--Chief Investment        and Chairman of U.S.
                    Officer - U.S. Value Equities      Equity Investment
                    and Executive Vice President       Policy Group at Sanford
                    of Alliance Capital                C. Bernstein & Co., Inc.
                    Management Corporation             ("SCB")
                    ("ACMC")**

                    Steven Pisarkiewicz; since         Chief Investment Officer
                    inception--Senior Portfolio        for Structured Equity
                    Manager and Chairman of            Services at SCB since
                    the Structured Equities            1998; prior thereto,
                    Investment Policy Group of         Senior Portfolio
                    ACMC's Bernstein Investment        Manager for U.S.
                    Research and Management            equities at SCB since
                    unit                               1997; previously,
                                                       managing director of
                                                       Institutional Services
                                                       at SCB


AllianceBernstein   Andrew Moloff; since               Director of research for
Small Cap           inception--Chief Investment        the Small-Capitalization
Value Fund          Officer - Small and Mid Cap        U.S. Equity Research
                    Value Equities at ACMC             Group at SCB; prior
                                                       thereto, research
                                                       analyst at SCB


AllianceBernstein   Andrew S. Adelson; since           Chief Investment officer
International       inception--Chief Investment        of International Invest-
Value Fund          Officer of International Value     ment Management
                    Equities and Executive Vice        Services at SCB
                    President of ACMC


                    Kevin F. Simms; since              Director of research
                    inception--Director of             for emerging markets
                    Research for International         equities at SCB since
                    Value and Global Value             1998; prior thereto,
                    Equities at ACMC                   research analyst at SCB



AllianceBernstein   Andrew S. Adelson; since           (see above)
Global Value Fund   inception--(see above)

                    Kevin F. Simms; since              (see above)
                    inception--(see above)

                    Seth J. Masters--Chief             Chief Investment Officer
                    Investment Officer for             for Emerging Markets
                    Emerging Markets Value             Value Equities at SCB
                    Equities at ACMC

AllianceBernstein   Paul Rissman; since 1996--                    *
Utility Income      Senior Vice President of ACMC
Fund


AllianceBernstein   Daniel G. Pine; since 1996--                  *
Real Estate         Senior Vice President of
Investment Fund     ACMC


                    David Kruth; since 1997--          Associated with Alliance
                    Vice President of ACMC             since 1997; prior
                                                       thereto, Senior Vice
                                                       President of Yarmouth
                                                       Group

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**   The sole general partner of Alliance.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:


     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Funds' principal underwriter, Alliance Fund Distributors, Inc. or AFD;


     o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

     o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

     o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.


Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.


A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

     o    Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

     -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

     -- If you have selected electronic funds transfer in your Subscription
        Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

     -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein Real Estate Investment Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S.income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares


The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund, and AllianceBernstein Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                Income from Investment Operations            Less Dividends and Distributions
                                            -----------------------------------------  ---------------------------------------------
                                                           Net Gains or                                      Distributions  Distri-
                                Net Asset        Net         Losses on                  Dividends             In Excess     butions
                                 Value,      Investment     Securities     Total from   from Net                 of Net       from
                                Beginning      Income     (both realized   Investment  Investment Tax Return   Investment   Capital
  Fiscal Year or Period         of Period      (Loss)     and unrealized)  Operations    Income   of Capital     Income      Gains
   -------------------          ---------   ------------  ---------------  ----------  ---------- ---------- ------------   --------
AllianceBernstein Value Fund
  3/29/01+ to 11/30/01 ......     $10.00    $  .08(b)(c)      $  .21         $  .29      $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein
  Small Cap Value Fund
3/29/01+ to 11/30/01 ........     $10.00    $  .12(b)(c)      $ 1.28         $ 1.40      $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein
  International Value Fund
  3/29/01+ to 11/30/01 ......     $10.00    $  .04(b)(c)      $ (.36)        $ (.32)     $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein
  Global Value Fund
  3/29/01+ to 11/30/01 ......     $10.00    $ (.01)(b)(c)     $ (.34)        $ (.35)     $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein Utility
Income Fund
Year ended 11/30/01 .........     $17.97    $  .27(b)         $(2.89)        $(2.62)     $(1.00)     $ (.12)     $ 0.00      $ 0.00
  Year ended 11/30/00 .......      16.95      1.54(b)            .77           2.31        (.35)       0.00        0.00        (.94)
  Year ended 11/30/99 .......      14.70       .42(b)(c)        2.52           2.94        (.35)       0.00        0.00        (.34)
  Year ended 11/30/98 .......      12.49       .37(b)(c)        2.66           3.03        (.35)       0.00        0.00        (.47)
  Year ended 11/30/97 .......      10.59       .36(b)(c)        2.04           2.40        (.37)       0.00        0.00        (.13)
AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/01 .......     $10.71    $  .37(b)         $  .96         $ 1.33      $ (.37)     $ (.21)     $ 0.00      $ 0.00
  9/1/00 to 11/30/00++ ......      10.87       .14(b)           (.14)          0.00        (.11)       (.05)       0.00        0.00
  Year ended 8/31/00 ........      10.20       .38(b)            .92           1.30        (.44)       (.19)       0.00        0.00
  Year ended 8/31/99 ........      10.48       .48(b)           (.05)           .43        (.48)       (.02)       (.11)       (.10)
  Year ended 8/31/98 ........      12.82       .55(b)          (2.34)         (1.79)       (.54)       0.00        0.00        (.01)
  10/1/96+ to 8/31/97 .......      10.00       .35(b)           2.88           3.23        (.38)       (.03)       0.00        0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 38.

                                                                                          Ratios/Supplemental Data
                                  Less                                --------------------------------------------------------------
                              Distributions                                                                Ratio of Net
                             ---------------                            Net Assets,     Ratio of              Income
                             Total Dividends   Value,                       End        Expenses to            (Loss)       Portfolio
                                   and         End of       Total        of Period       Average            to Average     Turnover
                              Distributions    Period     Return (a)  (000's omitted)   Net Assets          Net Assets       Rate
                             ---------------  -------     ----------  ---------------  -----------         ------------    ---------
AllianceBernstein Value Fund
  3/29/01+ to 11/30/01 ......     $0.00       $10.29         2.90%       $ 11,447         1.40%(d)*           1.14%(c)*       14%
AllianceBernstein
  Small Cap Value Fund

3/29/01+ to 11/30/01 ........     $0.00       $11.40        14.00%       $ 47,164         1.12%(d)*           1.68%(c)*       15%
AllianceBernstein
  International Value Fund
  3/29/01+ to 11/30/01 ......     $0.00       $ 9.68        (3.20)%      $167,263          .90%(d)*            .65%(c)*       11%
AllianceBernstein
  Global Value Fund
  3/29/01+ to 11/30/01 ......     $0.00       $ 9.65        (3.50)%      $  1,791         2.10%(d)*           (.13)%(c)*      14%
AllianceBernstein Utility
Income Fund

Year ended 11/30/01 .........     $1.12)      $14.23       (15.58)%      $  3,890         1.16%               1.65%           21%
  Year ended 11/30/00 .......     (1.29)       17.97        14.49           2,016         1.17                8.64            24
  Year ended 11/30/99 .......      (.69)       16.95        20.62           1,532         1.20(d)             2.55            19
  Year ended 11/30/98 .......      (.82)       14.70        25.34             523         1.20(d)             2.83            16
  Year ended 11/30/97 .......      (.50)       12.49        23.57              42         1.20(d)             3.28            37
AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/01 .......     $(.58)      $11.46        12.74%       $  1,831         1.48%               3.27%           40%
  9/1/00 to 11/30/00++ ......      (.16)       10.71         (.07)          1,925         1.58*               5.21*            6
  Year ended 8/31/00 ........      (.63)       10.87        13.94           1,943         1.40                3.83            26
  Year ended 8/31/99 ........      (.71)       10.20         4.18           2,270         1.30                4.75            29
  Year ended 8/31/98 ........      (.55)       10.48       (14.74)          2,899         1.25                4.08            23
  10/1/96+ to 8/31/97 .......      (.41)       12.82        32.72           2,313         1.45(d)(e)*         3.07*           20

--------------------------------------------------------------------------------
Please refer to the footnotes on page 38.

--------------------------------------------------------------------------------
+    Commencement of operations.
++   Change in fiscal year end.

*    Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and expense reimbursement.

(d) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                       1997           1998           1999          2000           2001
                                       ----           ----           ----          ----           ----
AllianceBernstein Value Fund            --             --             --            --           1.44%*
AllianceBernstein Small Cap
Value Fund                              --             --             --            --           2.01%*
AllianceBernstein International
Value Fund                              --             --             --            --           2.26%*
AllianceBernstein Global
Value Fund                              --             --             --            --           9.39%*
AllianceBernstein Utility
Income Fund                            3.29%          2.21%          1.41%          --             --
AllianceBernstein Real Estate
Investment Fund                        1.47%*          --             --            --             --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


                                       1997           1998           1999          2000           2001
                                       ----           ----           ----          ----           ----
AllianceBernstein Real Estate
Investment Fund                        1.44%*          --             --            --             --

                     (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:     c/o Alliance Global Investor Services, Inc.
             P.O. Box 1520
             Secaucus, NJ 07096-1520

By Phone:    For Information: (800) 221-5672
             For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                SEC File No.
-----                                               -----------
AllianceBernstein Value Fund                         811-10221
AllianceBernstein Small Cap Value Fund               811-10221
AllianceBernstein International Value Fund           811-10221
AllianceBernstein Global Value Fund                  811-10221
AllianceBernstein Utility Income Fund                811-07916
AllianceBernstein Real Estate Investment Fund        811-07707


Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

_______________________________________________________________
(LOGO)
                  ALLIANCEBERNSTEIN REAL ESTATE
                      INVESTMENT FUND, INC.
_______________________________________________________________
c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          April 1, 2002
_______________________________________________________________

This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated April 1, 2002, for the AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and the current Prospectus, dated April 1, 2002, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Financial statements for the Fund for the year ended November 30, 2001 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of such Prospectuses may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS")at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS


                                                             Page


Description of the Fund..........................................
Management of the Fund...........................................
Expenses of the Fund.............................................
Purchase of Shares...............................................
Redemption and Repurchase of Shares..............................
Shareholder Services.............................................
Net Asset Value..................................................
Dividends, Distributions and Taxes...............................
Portfolio Transactions...........................................
General Information..............................................
Report of Independent Auditors and Financial Statements..........
Appendix A:  Certain Employee Benefit Plans...................A-1

_____________________________

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         The Fund is a diversified, open-end investment company. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as Alliance Real Estate Investment Fund, Inc.

Investment Objective

         The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Policies

         Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy, net assets includes any borrowings for investment purposes. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

         The Fund may invest up to 20% of its net assets in
(a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations--Risk Factors Associated with the Real Estate Industry" in the Prospectus for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance") will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the
Fund.   The Fund may invest up to 5% of its total assets in Real
Estate Equity Securities of non-U.S. issuers.

         The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designated to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

         To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund.
As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractive of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

         Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

         The Fund may invest in illiquid securities including up to 15% of its total assets in non-publicly traded securities.

Additional Investment Policies and Practices

         To the extent not described in the Prospectus, set forth below is additional information regarding the Fund's investment policies and practices. Except as otherwise noted, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Convertible Securities. The Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Forward Commitments. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         Short Sales. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Fund is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein liquid assets in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         Defensive Position. For temporary defensive purposes, the Fund may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Ratings ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Certain Fundamental Investment Policies

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

              (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

              (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

              (iii)invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

              (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real
         Estate Equity Securities;

              (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

              (vi) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

              (vii)make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

              (viii)participate on a joint or joint and several basis in any securities trading account;

              (ix) invest in companies for the purpose of exercising control;

              (x) issue any senior security within the meaning of the 1940 Act;

              (xi) make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

              (xii)(a) purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, and as a matter of non-fundamental investment policy, that it will not (i) invest more than 5% of its total assets in warrants, except for warrants acquired by the Fund as a part of a unit or attached to securities, provided that not more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; (ii) purchase or sell real property (excluding REITs and readily marketable securities of companies which invest in real estate); or (iii) invest more than 10% of its total assets in restricted securities (excluding securities that may be resold pursuant to Rule 144A under the Securities
Act).

_______________________________________________________________

                      MANAGEMENT OF THE FUND
_______________________________________________________________

Adviser

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the

Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on August 27, 1996. Continuance of the Advisory Agreement was approved for an additional annual term at a meeting of the Board of Directors on July 17-19, 2001. The Advisory Agreement continues in effect for successive twelve-month periods (computed from each August 1), provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act.

         Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates. For the Adviser's services under the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of .90% of the value of the Fund's average daily net assets. For the fiscal years ended in August 31, 1999 and 2000, for the fiscal period ended November 30, 2000 and for the fiscal year ended November 30, 2001, the Adviser received from the Fund advisory fees of $2,889,075, $1,672,217, $376,561 and
$1,490,281, respectively.

         The Fund has, under the Advisory Agreements, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. For the fiscal year ended November 30, 2001, the Fund paid to the Advisor in respect of such services a total of $134,510.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AFD Exchange Reserves, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Emerging Market Debt Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Portfolios, The AllianceBernstein Trust, EQ Advisors Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Board of Directors Information

         The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

Name, Address and Age                            PORTFOLIOS
of Director (Years of      PRINCIPAL             IN FUND               OTHER
Service*)                  OCCUPATIONS(S)        COMPLEX               DIRECTORSHIPS
---------------------      DURING PAST           OVERSEEN BY           HELD BY
                           5 YEARS               DIRECTOR              DIRECTOR
INTERESTED DIRECTOR        --------              ----------            -------------

1345 Avenue of the
Americas, New York, NY     <c>                     <c>                 <c>
10105 (5)
                           President, Chief        114                 None
                           Operating Officer
                           and a Director of
                           ACMC, with which he
                           has been associated
                           since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,     Formerly an             87                  Ecolab Incorp.;
P.O. Box 4623,        Executive Vice                              BP Amoco Corp.
Stamford, CT 06903    President and the
(5)                   Chief Insurance
                      Officer of The
                      Equitable Life
                      Assurance Society of
                      the United States;
                      Chairman and Chief
                      Executive Officer of
                      Evlico; a Director
                      of Avon, Tandem
                      Financial Group and
                      Donaldson, Lufkin &
                      Jenrette Securities
                      Corporation.  She is
                      currently a Director
                      of Ecolab
                      Incorporated
                      (specialty
                      chemicals) and BP
                      Amoco Corporation
                      (oil and gas).


David H. Dievler,#+   Independent             94                  None
72,                   consultant.  Until
P.O. Box 167, Spring  December 1994,
Lake,                 Senior Vice


                               15




New Jersey 07762 (5)  President of ACMC
                      responsible for
                      mutual fund
                      administration.
                      Prior to joining
                      ACMC in 1984, Chief
                      Financial Officer of
                      Eberstadt Asset
                      Management since
                      1968.  Prior to
                      that, Senior Manager
                      at Price Waterhouse
                      & Co.  Member of
                      American Institute
                      of Certified Public
                      Accountants since
                      1953.


John H. Dobkin,#+     Consultant.             90                  None
59,                   Currently, President
P.O. Box 12,          of the Board of Save
Annandale, New York   Venice, Inc.
12504 (5)             (preservation
                      organization).
                      Formerly a Senior
                      Advisor from June
                      1999 - June 2000 and
                      President from
                      December 1989 - May
                      1999 of Historic
                      Hudson Valley
                      (historic
                      preservation).
                      Previously, Director
                      of the National
                      Academy of Design.
                      During 1988-92,
                      Director and
                      Chairman of the
                      Audit Committee of
                      ACMC.


William H. Foulk,     Investment Adviser      108                 None
Jr.,#+ 69, Room 100,  and an independent
2 Greenwich Plaza,    consultant.
Greenwich,            Formerly Senior
Connecticut 06830     Manager of Barrett
(5)                   Associates, Inc., a
                      registered


                               16




                      investment adviser,
                      with which he had
                      been associated
                      since prior to 1997.
                      Formerly Deputy
                      Comptroller of the
                      State of New York
                      and, prior thereto,
                      Chief Investment
                      Officer of the New
                      York Bank for
                      Savings.


Howard E. Hassler,#+  Currently a             1                   None
71, 25 Sutton Place   consultant
New York, NY 10022    specializing in
(5)                   retailing, finance
                      and real estate.
                      Former Chairmen and
                      Chief Executive
                      Officer of Brooks
                      Fashion Stores, Inc.
                      (specialty clothing
                      stores); Former
                      Chairman, President
                      and Chief Operating
                      Officer of Allied
                      Stores Corporation
                      (department and
                      specialty stores),
                      1987; Executive Vice
                      President and
                      Director, Allied
                      Stores Corporation
                      from June 1984 to
                      June 1987.


Clifford L.           Senior Counsel of       91                  Placer Dome, Inc.
Michel,#+ 62,         the law firm of
St. Bernard's Road,   Cahill Gordon &
Gladstone,            Reindel since
New Jersey 07934 (5)  February, 2001 and a
                      partner of that firm
                      for more than
                      twenty-five years.
                      President and Chief
                      Executive Officer of
                      Wenonah Development
                      Company


                               17




                      (investments) and a
                      Director of the
                      Placer Dome, Inc.
                      (mining).


Donald J.             Senior Counsel to       102                 None
Robinson,#+ 67,       the law firm of
98 Hell's Peak Road,  Orrick, Herrington &
Weston, Vermont       Sutcliffe LLP since
05161 (5)             January 1997.
                      Formerly a senior
                      partner and a member
                      of the Executive
                      Committee of that
                      firm.  Member of the
                      Municipal Securities
                      Rulemaking Board and
                      a Trustee of the
                      Museum of the City
                      of New York.


________________
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested director", as defined in the
     1940 Act, of the Fund because of an affiliation with
     Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

         The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

         In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

    The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

    In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

    The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

         The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.


                      DOLLAR RANGE       AGGREGATE DOLLAR
                      OF EQUITY          RANGE OF EQUITY
                      SECURITIES IN      SECURITIES IN THE
                      THE FUND AS OF     ALLIANCE FUND COMPLEX
                      DECEMBER 31, 2001  AS OF DECEMBER 31, 2001

John D. Carifa        $10,000 - 50,000   more than $100,000
Ruth Block            $0                 more than $100,000
David H. Dievler      $0                 more than $100,000
John H. Dobkin        $0                 more than $100,000
William H. Foulk, Jr. $0                 more than $100,000
Howard E. Hassler     $1 - $10,000       $1 - $10,000
Clifford L. Michel    $$0                more than $100,000
Donald J. Robinson    $$0                more than $100,000


Officer Information

Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*    POSITION(S) HELD   PRINCIPAL OCCUPATION
AND (AGE)             WITH FUND          DURING PAST 5 YEARS

John D. Carifa, (56)     Chairman and    See biography above.
                         President

Kathleen A. Corbet, (42) Senior Vice     Executive Vice
                         President       President of ACMC,**
                                         with which she has been
                                         associated since prior
                                         to 1997.

Daniel G. Pine, (48)     Senior Vice     Senior Vice President
                         President       of ACMC,** with which he
                                         has been associated
                                         since prior to 1997.

Thomas J. Bardong, (56)  Vice President  Senior Vice President of
                                         ACMC,** with which he
                                         has been associated
                                         since prior to 1997.

David A. Kruth, (37)     Vice President  Vice President of
                                         ACMC,** with which he
                                         has been associated
                                         since 1997.  Prior
                                         thereto, he was a Senior
                                         Vice President of
                                         Yarmouth Group.

Edmund P. Bergan, Jr.,   Secretary       Senior Vice President
 (51)                                    and the General Counsel
                                         of Alliance Fund
                                         Distributors, Inc.
                                         ("AFD")** and AGIS,**
                                         with which he has been
                                         associated since prior
                                         to 1997.

Andrew L. Gangolf, (47)  Assistant       Senior Vice President
                         Secretary       and Assistant General
                                         Counsel of AFD,** with
                                         which he has been
                                         associated since prior
                                         to 1997.

Domenick Pugliese, (40)  Assistant       Senior Vice President
                         Secretary       and Assistant General
                                         Counsel of AFD,** with
                                         which he has been
                                         associated since prior
                                         to 1997.

Mark D. Gersten, (51)    Treasurer       Senior Vice President of
                         and Chief       AGIS,** with which he
                         Financial       has been associated
                         Officer         since prior to 1997.

Vincent S. Noto, (37)    Controller      Vice President of
                                         AGIS,** with which he
                                         has been associated
                                         since prior to 1997.

___________________
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, AFD, and AGIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" by the Fund. The aggregate compensation to be paid by the Fund to each of the Directors during its fiscal year ended November 31, 2001, and the aggregate compensation paid to each of the Directors during calendar year 2001 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees. Certain of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                               Total Number  Total Number
                                               of Investment of Investment
                                               Companies in  Portfolios
                                               the Alliance  Within the
                                Total          Fund Complex, Alliance Fund
                                Compensation   Including the Complex, In-
                                from the       Fund, as to   cluding the Fund
                                Alliance Fund  which the     as to which the
                 Aggregate      Complex,       Director is a Director is a
Name of          Compensation   Including the  Director or   Director or
Director         from the Fund  Fund           Trustee       Trustee
--------         -------------- -------------  ------------- -------------

John D. Carifa         $-0-      $-0-            51             114
Ruth Block             $3,577    $186,050        38              87
David H. Dievler       $3,577    $244,350        44              94
John H. Dobkin         $3,577    $210,900        41              90
William H. Foulk, Jr.  $3,577    $249,400        45             108
Howard E. Hassler      $1,250    $  6,000        1               1
Clifford L. Michel     $3,577    $199,088        39              90
Donald J. Robinson     $3,577    $186,050        41              102


         As of March 8, 2002, the Directors and officers of the fund as a group owned 8.9% of the Advisor Class shares of the Fund and less than 1% of the shares of any other class of shares of the Fund.

_______________________________________________________________

                       EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended November 30, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $67,912 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $572,610. Of the $640,522 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $28,327 was spent on advertising, $10,581 on the printing and mailing of prospectuses for persons other than current shareholders, $297,123 for compensation to broker-dealers and other financial intermediaries (including, $141,790 to the Fund's Principal Underwriters), $32,228 for compensation to sales personnel, and $272,263 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended November 30, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,061,289, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $46,345.
Of the $1,107,634 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $23,319 was spent on advertising, $12,287 on the printing and mailing of prospectuses for persons other than current shareholders, $539,338 for compensation to broker-dealers and other financial intermediaries (including, $127,004 to the Fund's Principal Underwriters), $20,530 for compensation to sales personnel, $213,608 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $298,552 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended November 30, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $348,438, which constituted 1.00%, annualized of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $266,175. Of the $614,613 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $12,553 was spent on advertising, $10,941 on the printing and mailing of prospectuses for persons other than current shareholders, $461,759 for compensation to broker-dealers and other financial intermediaries (including, $68,241 to the Fund's Principal Underwriters), $10,318 for compensation to sales personnel, $117,722 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $1,320 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and

Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $11,562,463 (11.80% of the net assets of Class B) and $1,326,780
(3.82% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each August 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement for an additional annual term was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on July 17-19, 2001.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         AGIS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C Shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended November 30, 2001, the Fund paid AGIS $196,116 for transfer agency services, and the Fund's expenses were reduced by $4,385 under an expense offset arrangement with AGIS.

Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-l of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

_______________________________________________________________

                        PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (v) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class Shares), (iv) by institutional investors introduced to the Adviser by CB Richard Ellis, Inc. ("CBRE") or (v) by directors and present or retired full-time employees of CBRE.

         Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading. For purposes of this computation, Exchange-listed securities and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if there is no such sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Directors.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares*

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on
____________________

* Advisor Class shares are sold to investors described above in this section under --General.

Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended August 31, 1999 and 2000, for the fiscal period ended November 30, 2000 and for the fiscal year ended November 30, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $306,262, $75,831, $28,243 and $165,871, respectively.
Of that amount, the Principal Underwriter, AFD, received $0, $2,381, $1,340 and $15,981, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended August 31, 1999, the Principal Underwriter received $1,241, $1,447,887 and $44,555, respectively, in contingent deferred sales charges on Class A, Class B and Class C shares. During the Fund's fiscal year ended August 31, 2000, the Principal Underwriter received $26,173, $807,313, and $10,353, respectively, in contingent deferred sales charges on Class A, Class B and Class C shares. During the Fund's fiscal period ended November 30, 2000, the Principal Underwriter received $0, $82,617 and $2,093, respectively, in contingent deferred sales charges on Class A, Class B, and Class C shares. During the Fund's fiscal year ended November 30, 2001, the Principal Underwriter received $197, $229,609 and $4,069, respectively, in contingent deferred sales charges on Class A, Class B, and Class C Shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                  Discount Or
                                                  Commission
                                 As % of          To Dealers
Amount of            As % of     the Public       Or Agents
Purchase             Net Amount  Offering         As % of
Price                Invested    Price            Offering

Less than
   $100,000. . .        4.44%        4.25%            4.00%
$100,000 but
    less than
    $250,000. . .       3.36         3.25             3.00
$250,000 but
    less than
    $500,000. . .       2.30         2.25             2.00
$500,000 but
    less than
    $1,000,000*. . .    1.78         1.75             1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling

Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" as that term is defined under "Combined Purchase Privilege" below, except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Americas Government Income Trust, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Emerging Market Debt Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Mid-Cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio

  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investors Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
  Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
The AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
The Korean Investment Fund, Inc.
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio
  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein Diversified Municipal Portfolio
  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  -Bernstein Intermediate Duration Portfolio

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)   the investor's current purchase;

             (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance
         Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under the Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in a Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs the Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full- time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates; (iv) directors and present or retired full-time employees of CBRE; (v) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment advisor or financial intermediary on the books of such approved broker or agent;(vi) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                       Contingent Deferred Sales Charge
                                   as a % of
Years Since Purchase    Dollar Amount Subject to Charge

First                                4.0%
Second                               3.0%
Third                                2.0%
Fourth                               1.0%
Fifth and thereafter                 None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -- Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely (i) through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," (ii) by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates the Fund and by
(iii) institutional investors introduced to the Adviser by CBRE. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with a investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge that may be applicable to Class A shares, Class B shares and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemption-General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an

Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser and of CBRE, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11,

2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

              Alliance Global Investor Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $1 million on or before December 15 in any year, all Class B or C shares of the Fund held by the plan can be exchanged at the plan's request without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS .

Dividend Reinvestment Program

         Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan

         A shareholder who already maintains, in addition to the shareholder's Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares (or, in the case of shares acquired through one or more exchanges of shares, the original shares) acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

                DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxes

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and

(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

         In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. Distributions received from REITs generally do not constitute qualifying dividends. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 30% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Short Sales. In general, gain or loss realized by the Fund on the closing of a short sale will be considered to be short-term capital gain or loss.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

         Real Estate Mortgage Investment Conduits. The fund may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, application of the original issue discount provisions of the Code may increase the amount of the Fund's net investment income available to be distributed to shareholders, potentially causing the Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

         Under the Code, special rules apply with respect to the treatment of a portion of the Fund's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Fund will generally not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of the Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the Fund as a result of this requirement may be deducted by the Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Fund.

_______________________________________________________________

                      PORTFOLIO TRANSACTIONS
_______________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal year ended August 31, 1999, the fiscal year ended August 31, 2000, the fiscal period ended November 30, 2000 and the fiscal year ended November 30, 2001, the Fund incurred brokerage commissions amounting in the aggregate to $901,795, $468,477, $43,697 and $256,169, respectively. During the fiscal year ended August 31, 1999, the fiscal year ended August 31, 2000, the fiscal period ended November 30, 2000 and the fiscal year ended November 30, 2001, brokerage commissions amounting in the aggregate to $0, $0, $0 and $305, respectively, were paid to SCB & Co. During the fiscal year ended November 30,

2001, the brokerage commissions paid to SCB & Co. constituted 0.12% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 2001, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the fiscal year ended November 30, 2001, transactions in portfolio securities of the Fund aggregating $151,670,407 with associated brokerage commissions of approximately $107,591 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1996. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock , each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         As of March 8, 2002 there were 2,191,002 Class A shares, 8,380,252 Class B shares, 2,984,349 Class C shares and 163,678 Advisor Class shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of March 8, 2002:

Name and Address                        Shares       % of Class

Class A

MLPF&S                                 270,881         12.48%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97K40)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                   173,295          7.98%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483

Class B

MLPF&S                               3,144,658         37.51%

For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97K66)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                   767,585          9.15%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483

Class C

MLPF&S                               1,520,799         50.96%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97K67)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                   217,171          7.28%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483

Advisor Class

Alliance Plans Div/FTC                  16,823         10.28%
C/F Daniel G. Pine IRA
Rollover Account
1 Ironwood Road
Short Hills, NJ 07078-1000

MLPF&S                                  14,704          8.98%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr East, 3rd Floor
Jacksonville, FL 32246-6484

NFSC FEBO #W75-809888
R&A Wollack Co.
R&A Wollack Co. TTEE
1896 Pacific Avenue, Apt. 604
San Francisco, CA 94109-2304            40,621         24.82%

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

Custodian

         The Bank of New York, 48 Wall Street, New York, New York, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         AGIS, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York
10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York, 10019, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. Quotations of yield do not include any provision for the effect of individual income taxes.

         From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes

         Yield, total return and after-tax returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, its average portfolio maturity and its expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Returns shown in the table, for the one-, five- and ten-year periods ended November 30, 2001 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

                             Year        Five Years   Ten Years
                             ended       ended        ended
                             11/30/01    11/30/01       11/30/01

Class A  Return
         Before Taxes           7.61%        5.84%        7.11%*

         Return After Taxes
         on Distributions       6.23%        3.99%        5.30%*

         Return After Taxes
         on Distributions
         and Sale of Fund
         Shares                 4.60%        3.75%        4.83%*

Class B  Return
         Before Taxes           7.53%        6.01%        7.24%

Class C  Return
         Before Taxes          10.62%        6.05%        7.28%*

Advisor  Return
 Class   Before Taxes          12.74%        7.08%        8.34%*

*Inception Dates:  Class A - October 1, 1996
                   Class B - October 1, 1996
                   Class C - October 1, 1996
                   Advisor Class - October 1, 1996

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

____________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

____________________________________________________________

         The financial statements of AllianceBernstein Real Estate Investment Fund, Inc. and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b-2 thereunder. The annual report is dated November 30, 2001 and was filed on February 4, 2002. It is available without charge upon request by calling AGIS at (800) 227-4618.

____________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

    (i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

         (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and
               (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

         (b) the plan is one which is already investing shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

               For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

    (ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C
                        OTHER INFORMATION

ITEM 23. EXHIBITS

         (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on July 16, 1996.

              (2)  Articles of Amendment of Articles of
                   Incorporation of the Registrant dated
                   September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the
                   Securities and Exchange Commission on
                   November 2, 1998.

           (3)  Articles of Amendment of Articles of
                   Incorporation of the Registrant dated February 12, 2001 and filed February 13, 2001 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 8 of the Registant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on March 22, 2002.

         (b) By-Laws - Incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on July 16, 1996.

         (c)  Not applicable.

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

         (e)  (1)  Distribution Services Agreement between the
                   Registrant and Alliance Fund Distributors,
                   Inc. - Incorporated by reference to Exhibit

                   6(a) to Post-Effective Amendment No. 3 of
                   Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

              (2) Form of Selected Dealers Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the
                   Securities and Exchange Commission on August
                   27, 1996.

              (3) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agent making available shares of the Registrant - Incorporated by reference to
                   Exhibit 6(c) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on August 27, 1996.

         (f)  Not applicable.

         (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to
              Exhibit 8 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

         (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on November 2, 1998.

      (i) Consent and Opinion of Seward & Kissel LLP - Filed herewith.

         (j)  Consent of Independent Auditors - Filed herewith.

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) and (2) above.

         (n) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to
              Exhibit 18 to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on August 27, 1996.

    (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

         (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 26, 2001.

    OTHER EXHIBITS:

      Powers of Attorney of: Ruth S. Block, John D. Carifa,
         David H. Dievler, David H. Dobkin, William H. Foulk, Jr., Howard E. Hassler, Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-08153 and 811-07707) filed with the Securities and Exchange Commission on March 22, 2002.

ITEM 24. Persons Controlled by or Under Common Control with the
         Fund.

         None.

ITEM 25. INDEMNIFICATION

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General

         Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23 hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23 hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit e(1) in response to
         Item 23 hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) in response to Item 23 hereto.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and the Adviser.

ITEM 26. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Americas Government Income Trust, Inc. Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Emerging Market Debt Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Mid-Cap Growth Fund, Inc.
              Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Utility Income Fund, Inc.
              Sanford C. Bernstein Fund, Inc.
              The Alliance Portfolios
              The Korean Investment Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.


                              POSITIONS AND                 POSITIONS AND
                              OFFICES WITH                  OFFICES WITH
NAME                          UNDERWRITER                   REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                      President,
                                                            Director

Robert L. Errico              Director and President

Geoffrey L. Hyde              Director and Senior
                              Vice President

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              and Managing Director

Richard K. Saccullo           Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,        Secretary
                              General Counsel and
                              Secretary


Robert H. Joseph, Jr.         Senior Vice President and
                              Chief Financial Officer

Benji A. Baer                 Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

Richard W. Dabney             Senior Vice President

Mark J. Dunbar                Senior Vice President

John C. Endahl                Senior Vice President

Donald N. Fritts              Senior Vice President

John A. Gagliano              Senior Vice President

Andrew L. Gangolf             Senior Vice President         Assistant
                              and Assistant General         Secretary
                              Counsel

John Grambone                 Senior Vice President

William B. Hannigan           Senior Vice President

Bradley F. Hanson             Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Susan L. Matteson-King        Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Ptrick J. Mullen              Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

Antonios G. Poleondakis       Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President         Assistant
                              and Assistant General         Secretary
                              Counsel

Kevin A. Rowell               Senior Vice President

John P. Schmidt               Senior Vice President

Kurt H. Schoknecht            Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Michael J. Tobin              Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Gerard J. Friscia             Vice President &
                              Controller

Michael W. Alexander          Vice President

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Adam J. Barnett               Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Gregory P. Best               Vice President

Dale E. Boyd                  Vice President

Robert F. Brendli             Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

Adam E. Engelhardt            Vice President

John E. English               Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Daniel J. Frank               Vice President

Mark D. Gersten               Vice President                Treasurer and
                                                            Chief Financial
                                                            Officer

Hyman Glasman                 Vice President

Thomas R. Graffeo             Vice President

Thomas J. Greeley             Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Jean-Francois Y. Hautemulle   Vice President

Edward J. Hecker              Vice President

Timothy A. Hill               Vice President

George R. Hrabovsky           Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Eric G. Kalendar              Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Henry Michael Lesmeister      Vice President

Eric L. Levinson              Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Scott T. Malatesta            Vice President

Kathryn Austin Masters        Vice President

Thomas M. McConnell           Vice President

David L. McGuire              Vice President

Jeffrey P. Mellas             Vice President

Michael V. Miller             Vice President

Marcia L. Mohler              Vice President

Thomas F. Monnerat            Vice President

Michael F. Nash, Jr.          Vice President

Timothy H. Nasworthy          Vice President

Nicole Nolan-Koester          Vice President

Peter J. O'Brien              Vice President

John J. O'Connor              Vice President

Daniel P. O'Donnell           Vice President

Richard J. Olszewski          Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Catherine N. Peterson         Vice President

James J. Posch                Vice President

Arlene L. Reddington          Vice President

Carol H. Rappa                Vice President

Bruce W. Reitz                Vice President

Karen C. Satterberg           Vice President

Eileen B. Sebold              Vice President

Arthur M. Sgroi               Vice President

Richard J. Sidell             Vice President

Clara Sierra                  Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Jeffrey C. Smith              Vice President

William J. Spector            Vice President

Martine H. Stansbery, Jr.     Vice President

Eileen Stauber                Vice President

Gordon Telfer                 Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Michael D. Underhill          Vice President

Andrew B. Vaughey             Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Jesse L. Weissberger          Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Scott Whitehouse              Vice President

Matthew Witschel              Vice President

Michael A. Wolfsmith          Vice President

Stephen P. Wood               Vice President

Keith A. Yoho                 Vice President

Richard J. Appaluccio         Assistant Vice President

Omar J. Aridi                 Assistant Vice President

Joseph D. Asselta             Assistant Vice President

Andrew Berger                 Assistant Vice President

Susan Bieber                  Assistant Vice President

Paul G. Bishop                Assistant Vice President

Daniel U. Brakewood           Assistant Vice President

Henry Brennan                 Assistant Vice President

Alan T. Brum                  Assistant Vice President

Mark S. Burns                 Assistant Vice President

Maria L. Carreras             Assistant Vice President

Judith A. Chin                Assistant Vice President

Jorge Ciprian                 Assistant Vice President

Jeffrey T. Coghan             Assistant Vice President

Shawn M. Conroy               Assistant Vice President

Jean A. Coomber               Assistant Vice President

Dorsey Davidge                Assistant Vice President

Jennifer M. DeLong            Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Timothy J. Donegan            Assistant Vice President

Joan Eilbott                  Assistant Vice President

Bernard J. Eng                Assistant Vice President

Jeffrey M. Eschert            Assistant Vice President

Michael J. Eustic             Assistant Vice President

Marci Green                   Assistant Vice President

Kumar Jagdeo II               Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Mark W. Hubbard               Assistant Vice President

David A. Hunt                 Assistant Vice President

Michael J. Kawula             Assistant Vice President

Elizabeth E. Keefe            Assistant Vice President

Edward W. Kelly               Assistant Vice President

Julie B. Kerzner              Assistant Vice President

Thomas J. Khoury              Assistant Vice President

Jeffrey M. Kusterer           Assistant Vice President

Alexandra C. Landau           Assistant Vice President

Laurel E. Lindner             Assistant Vice President

Evamarie C. Lombardo          Assistant Vice President

Gary D. McConnel              Assistant Vice President

Daniel K. McGouran            Assistant Vice President

Amanda C. McNichol            Assistant Vice President

Richard F. Meier              Assistant Vice President

Steven M. Miller              Assistant Vice President

Jeffrey D. Mosco              Assistant Vice President

Charles B. Nanick             Assistant Vice President

Alex E. Pady                  Assistant Vice President

Raymond E. Parker             Assistant Vice President

Wandra M. Perry-Hartsfield    Assistant Vice President

Rizwan A. Raja                Assistant Vice President

Brendan J. Reynolds           Assistant Vice President

Patricia Ridella              Assistant Vice President

James A. Rie                  Assistant Vice President

Lauryn A. Rivello             Assistant Vice President

Christopher P. Rodney         Assistant Vice President

Peter V. Romeo                Assistant Vice President

Jessica M. Rozman             Assistant Vice President

Christina Santiago            Assistant Vice President
                              and Counsel

Matthew J. Scarlata           Assistant Vice President

Norman B. Schiszler           Assistant Vice President

John Scialabba                Assistant Vice President

Orlando Soler                 Assistant Vice President

Nancy D. Testa                Assistant Vice President

Eric D. Weedon                Assistant Vice President

Tracianne Williams            Assistant Vice President

Nina C. Wilkinson             Assistant Vice President

Mark R. Manley                Assistant Secretary

    (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of The Bank of New York, the Registrant's custodian, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         Not applicable.

                            SIGNATURE

 Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 29th day of March, 2002.

                             ALLIANCEBERNSTEIN REAL ESTATE
                             INVESTMENT FUND, INC.


                             By /s/ John D. Carifa
                                ______________________________
                                John D. Carifa
                                Chairman and President

 Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                    TITLE              DATE

1)  Principal Executive
    Officer


/s/ John D. Carifa
_______________________      Chairman and
    John D. Carifa           President          March 29, 2002

2)  Principal Financial
    and Accounting Officer


/s/ Mark D. Gersten
_______________________      Treasurer and
    Mark D. Gersten          Financial
                             Officer            March 29, 2002

3)  All of the Directors
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Howard E. Hassler
    Clifford L. Michel
    Donald J. Robinson

by  Edmund P. Bergan, Jr.
    _______________________                     March 29, 2002
    Edmund P. Bergan, Jr.
    (Attorney-in-fact)

                              INDEX TO EXHIBITS


                                                         PAGE


(i)      Consent and Opinion of Counsel
(j)      Consent of Independent Auditors













































                              C-19
00250231.AX1